Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Oclaro, Inc. (the “Company”) for the period ended December 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Pete Mangan, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 8, 2018	By:	/s/ PETE MANGAN
Pete Mangan
Chief Financial Officer
(Principal Financial Officer)